UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 6, 2023

Jacobs Solutions Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7463	88-1121891
(State or other jurisdiction of incorporation or organization)	(SEC File No.)	(IRS Employer identification number)

1999 Bryan Street	Suite 3500	Dallas	Texas	75201
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number (including area code): (214) 583-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $1 par value	J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

Revolving Credit Agreement

On February 6, 2023, Jacobs Solutions Inc. (the “Company”), Jacobs Engineering Group Inc. ( “JEGI”) and certain of JEGI’s wholly owned subsidiaries, as borrowers, entered into a third amended and restated credit agreement (the “Revolving Credit Agreement”) with the lenders party thereto, Bank of America, N.A., as administrative agent, Bank of America, N.A., BNP Paribas, TD Bank, N.A. and Wells Fargo Bank, National Associate, as co-syndication agents, The Bank of Nova Scotia, HSBC Bank USA, National Association and U.S. Bank National Association, as co-documentation agents, and BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners, and BofA Securities, Inc., as Sustainability Coordinator. Each of Bank of America, N.A., BNP Paribas, Wells Fargo Bank, N.A. The Bank of Nova Scotia, TD Bank, N.A., US Bank National Association, BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC are agents, arrangers, bookrunners and lenders, as the case may be, under the Amended and Restated Term Loan Agreement (as defined below) and the 2020 Term Loan Agreement (as defined below) and have provided, and may in the future provide, to the Company and its subsidiaries, and persons and entities with relationships with the Company and its subsidiaries, a variety of services, including cash management, investment research and management, commercial banking, hedging, brokerage, and advisory or other financial and non-financial activities and services, for which they received or will receive customary fees and expenses.

The Revolving Credit Agreement amends and restates that certain second amended and restated credit agreement dated as of March 27, 2019 (the “Existing Revolving Credit Agreement”), by and among JEGI and certain of its subsidiaries as borrowers, Bank of America, N.A., as administrative agent, Bank of America, N.A., BNP Paribas, TD Bank, N.A. and Wells Fargo Bank, National Associate, as co-syndication agents, The Bank of Nova Scotia, HSBC Bank USA, National Association, National Westminster Bank PLC, PNC Bank, National Association, and U.S. Bank National Association, as co-documentation agents, and BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners.

The Revolving Credit Agreement provides to JEGI and the other borrowers party thereto from time to time with a sustainability-linked $2,250,000,000 revolving facility, which can be borrowed in U.S. dollars, British Sterling, Euros, Canadian dollars, Australian dollars, Swedish Krona, Singapore dollars and other agreed upon alternative currencies, and amends the Existing Revolving Credit Agreement by, among other things, (a) extending the maturity date to February 6, 2028, (b) replacing eurocurrency rates with a rate based on the Secured Overnight Financing Rate (SOFR) rate for U.S. dollar denominated term loans, a rate based on the Sterling Overnight Index Average Reference Rate (SONIA) British sterling term loans, a rate based Euro Interbank Offered Rate (EURIBOR) for Euro denominated loans, a rate based on the Canadian Dollar Offered Rate (CDOR) for Canadian dollar loans, a rate based on the Stockholm Interbank Offered Rate (STIBOR) for Swedish Krona denominated loans, a rate based on Bank Bill Swap Reference Bid Rate (BBSY) for Australian dollar denominated loans and a rate based on Singapore Overnight Rate Average (SORA) for Singapore dollar denominated loans, (c) establishing an interest rate plus a margin of between 0% and 0.625% for base rate loans and between 0.875% and 1.625% for SOFR, SONIA, EURIBOR, CDOR, STIBOR, BBSY and SORA rate loans, depending on the higher of the pricing level associated with JEGI’s Debt Rating or the Consolidated Leverage Ratio, (d) revising the fee on the unused portion of the facility to a range of 0.10% to 0.250% depending on the higher of the pricing level associated with JEGI’s Debt Rating or the Consolidated Leverage Ratio, (e) providing for annual upward or downward adjustments of the interest margins and commitment fee rates if the Company achieves, or fails to achieve, certain specified sustainability targets with respect to diversity and inclusion and such other metrics as agreed upon by the Company, JEGI and certain of the lenders to the Revolving Credit Agreement from time to time, (f) increasing the Consolidated Leverage Ratio financial covenant to 3.50:1.00 (subject to temporary increases to 4.00:1.00 following the closing of certain material acquisitions); (g) eliminating the net worth financial covenant and (i) adding the Company as a guarantor of the obligations of JEGI and its subsidiaries under the Revolving Credit Agreement.

The Revolving Credit Agreement contains customary representations, covenants and events of default and are consistent with those included in the Amended and Restated Term Loan Agreement and the 2020 Term Loan Agreement.

The foregoing description of the Revolving Credit Agreement is qualified in its entirety by reference to the complete text of the Revolving Credit Agreement, a copy of which is filed as exhibit 10.1 hereto and is incorporated by reference herein.

Amended and Restated Term Loan Agreement

On February 6, 2023, the Company and JEGI, entered into an amended and restated term loan agreement (the “Amended and Restated Term Loan Agreement”) with the lenders party thereto, Bank of America, N.A., as administrative agent, Bank of America, N.A., BNP Paribas, TD Bank, N.A. and Wells Fargo Bank, National Associate, as co-syndication agents, The Bank of Nova Scotia, National Westminster Bank PLC, and U.S. Bank National Association, as co-documentation agents, and BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners, and BofA Securities, Inc., as Sustainability Coordinator. Each of Bank of America, N.A., BNP Paribas, Wells Fargo Bank, N.A. The Bank of Nova Scotia, , TD Bank, N.A., US Bank National Association, BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC are agents, arrangers, bookrunners, and lenders, as the case may be, under the Revolving Credit Agreement and the 2020 Term Loan Agreement (as defined below) and have provided, and may in the future provide, to the Company and its subsidiaries, and persons and entities with relationships with the Company and its subsidiaries, a variety of services, including cash management, investment research and management, commercial banking, hedging, brokerage, and advisory or other financial and non-financial activities and services, for which they received or will receive customary fees and expenses.

The Amended and Restated Term Loan Agreement amends and restates that certain term loan agreement dated as of January 15, 2021 (the “Existing Term Loan Agreement”), by and among the Registrant and certain of its subsidiaries as borrowers, with the lenders party thereto, Bank of America, N.A., as administrative agent, Bank of America, N.A., BNP Paribas, TD Bank, N.A. and Wells Fargo Bank, National Associate, as co-syndication agents, The Bank of Nova Scotia, HSBC Bank USA, National Association, National Westminster Bank PLC, PNC Bank, National Association, and U.S. Bank National Association, as co-documentation agents, and BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners.

The Amended and Restated Term Loan Agreement continues to provide to JEGI a USD 200,000,000 term loan facility and a £650,000,000 term loan facility and amends the Existing Term Loan Agreement by, among other things, (a) extending the maturity date of the U.S. dollar term loan facility to February 6, 2026 and the British sterling term loan facility to September 1, 2025, (b) replacing eurocurrency rates with a rate based on a SOFR for U.S. dollar denominated term loans and a rate based on the SONIA for British sterling term loans, (c) establishing an interest rate plus a margin of between 0% and 0.625% for base rate loans and between 0.875% and 1.625% for SOFR and SONIA rate loans, depending on the higher of the pricing level associated with JEGI’s Debt Rating or the Consolidated Leverage Ratio, (d) providing for annual upward or downward adjustments of the interest margins if the Company achieves, or fails to achieve, certain specified sustainability targets with respect to diversity and inclusion, (e) increasing the Consolidated Leverage Ratio financial covenant to 3.50:1.00 (subject to temporary increases to 4.00:1.00 following the closing of certain material acquisitions), (f) eliminating the net worth financial covenant, and (g) adding the Company as a guarantor of the obligations of JEGI under the Amended and Restated Term Loan Agreement.

The Amended and Restated Term Loan Agreement contains affirmative and negative covenants and events of default customary for financings of this type and are consistent with those included in the Revolving Credit Agreement and the 2020 Term Loan Agreement.

The foregoing summary of the Amended and Restated Term Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Term Loan Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Amendment to 2020 Term Loan Agreement

On February 6, 2023, the Company, JEGI and Jacobs U.K. Limited, its wholly-owned subsidiary (“Jacobs U.K.”), entered into a third amendment to the term loan agreement (the “Third Amendment”) with a term loan facility with Bank of America, N.A., as administrative agent and BofA Securities, Inc., as Sustainability Coordinator. Bank of America, N.A. and BofA Securities, Inc. are agents, arrangers, bookrunners and lenders, as the case may be, are agents, arrangers, bookrunners and lenders as the case may be, under the Revolving Credit Agreement and the Amended and Restated Term Loan Agreement and have provided, and may in the future provide, to the Company and its subsidiaries, and persons and entities with relationships with the Company and its subsidiaries, a variety of services, including cash management, investment research and management, commercial banking, hedging, brokerage, and advisory or other financial and non-financial activities and services, for which they received or will receive customary fees and expenses.

The Third Amendment amends and restates that certain term loan agreement dated as of March 25, 2020 (as amended prior to the date hereof, the “2020 Term Loan Agreement”), by and among JEGI and Jacobs UK, as borrowers, with the lenders party thereto, Bank of America, N.A., BNP Paribas, TD Bank, N.A. and Wells Fargo Bank, National Associate, as co-syndication agents, The Bank of Nova Scotia, HSBC Bank USA, National Association, National Westminster Bank PLC, PNC Bank, National Association, and U.S. Bank National Association, as co-documentation agents, and BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners.

The 2020 Term Loan Agreement, as amended by the Third Amendment, provides to JEGI a sustainability-linked USD $638,750,000 term loan facility and to Jacobs U.K. a sustainability-linked £218,750,000 term loan facility and the Third Amendment amends the 2020 Term Loan Agreement by, among other things, (a) replacing eurocurrency rates with a rate based on a SOFR for U.S. dollar denominated term loans and a rate based on the SONIA for British sterling term loans, (b) establishing an interest rate plus a margin of between 0% and 0.625% for base rate loans and between 0.875% and 1.625% for SOFR and SONIA rate loans, depending on the higher of the pricing level associated with JEGI’s Debt Rating or the Consolidated Leverage Ratio, (d) providing for annual upward or downward adjustments of the interest margins if the Company achieves, or fails to achieve, certain specified sustainability targets with respect to diversity and inclusion, (e) increasing the Consolidated Leverage Ratio financial covenant to 3.50:1.00 (subject to temporary increases to 4.00:1.00 following the closing of certain material acquisitions), (f) eliminating the net worth financial covenant, and (g) adding the Company as a guarantor of the obligations of JEGI and Jacobs U.K. under the 2020 Term Loan Agreement (as amended by the Third Amendment).

The foregoing summary of the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Amendment, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 hereto under the captions “Revolving Credit Agreement” and “Amended and Restated Term Loan Agreement” and the “Amendment to 2020 Term Loan Agreement” is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

10.1*	Third Amended and Restated Credit Agreement, dated as of February 6, 2023, among Jacobs Solutions Inc., Jacobs Engineering Group Inc., certain wholly-owned subsidiaries of JEGI as borrowers from time to time, the lenders party thereto, Bank of America, N.A., as administrative agent, Bank of America, N.A., BNP Paribas, TD Bank, N.A. and Wells Fargo Bank, National Associate, as co-syndication agents, The Bank of Nova Scotia, HSBC Bank USA, National Association, National Westminster Bank PLC, PNC Bank, National Association, and U.S. Bank National Association, as documentation agents, BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners and BofA Securities, Inc., as Sustainability Coordinator

10.2*	Amended and Restated Term Loan Agreement, dated as of February 6, 2023, among Jacobs Solutions Inc., Jacobs Engineering Group Inc., the lenders party thereto, Bank of America, N.A., as administrative agent, Bank of America, N.A., BNP Paribas, TD Bank, N.A. and Wells Fargo Bank, National Associate, as co-syndication agents, The Bank of Nova Scotia, National Westminster Bank PLC and U.S. Bank National Association, as documentation agents, BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners and BofA Securities, Inc., as Sustainability Coordinator

10.3*	Third Amendment to Term Loan Agreement, dated as of February 6, 2023,, by and among Jacobs Solutions Inc., Jacobs Engineering Group Inc., Jacobs U.K. Limited, the lenders party thereto, Bank of America, N.A., as administrative agent, and BofA Securities, Inc., as Sustainability Coordinator

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and other similar attachments have been omitted pursuant to Item 601(a) (5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules or attachments to the Securities and Exchange Commission upon request.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2023

JACOBS SOLUTIONS INC.

By:	/s/ Kevin C. Berryman
Kevin C. Berryman
President and Chief Financial Officer
(Principal Financial Officer)